SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): December 31, 1999



                               Sparta Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         000-19318                                    41-1618240
(Commission File Number)                (I.R.S. Employer Identification Number)


                             1565 First Avenue N.W.
                          New Brighton, Minnesota 55112
               (Address of Principal Executive Offices) (Zip Code)


                                 (651) 697-5500
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

          On December 31, 1999, Sparta Foods, Inc. and Cenex Harvest States Cooperatives, of St. Paul Minnesota, entered into a definitive merger agreement. Pursuant to the merger, Cenex will acquire Sparta in a transaction in which Sparta shareholders will receive consideration of $1.41 per share in cash. A copy of the press release is attached as
          Exhibit 99.1 of this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired:

                           Not Applicable

         (b)      Pro Forma Financial Information:

                           Not Applicable

         (c)      Exhibits:

                  99.1     Press Release dated December 31, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SPARTA FOODS, INC.



Date:  January 3, 2000            By  /s/ A. Merrill Ayers
                                      A. Merrill Ayers, Chief Financial Officer

                                  EXHIBIT INDEX

                                       to

                           December 31, 1999 Form 8-K

                               Sparta Foods, Inc.



Exhibit Number             Exhibit Description


    99.1                   Press Release dated December 31, 1999.